                                                                     Exhibit 4.6


                          TYCO INTERNATIONAL GROUP S.A.

                             TYCO INTERNATIONAL LTD.

                          SUPPLEMENTAL INDENTURE NO. 7

                                  $400,000,000

                              6 1/8% Notes due 2009


     THIS SUPPLEMENTAL INDENTURE NO. 7, dated as of January 12, 1999, among TYCO INTERNATIONAL GROUP S.A., a Luxembourg company (the "Company"), TYCO INTERNATIONAL LTD., a Bermuda company ("Tyco"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

                              W I T N E S S E T H:

     WHEREAS, the Company and Tyco have heretofore executed and delivered to the Trustee an Indenture, dated as of June 9, 1998 (the "Indenture"), providing for the issuance from time to time of one or more series of the Company's Securities;

     WHEREAS, Article Seven of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture; and

     WHEREAS, Section 7.1(e) of the Indenture provides that the Company, Tyco and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections
2.1 and 2.4 of the Indenture.

     NOW THEREFORE:

     In consideration of the premises and the issuance of the series of Securities provided for herein, the Company, Tyco and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of such series as follows:

                                    ARTICLE 1

                       RELATION TO INDENTURE; DEFINITIONS

     SECTION 1.1. INTEGRAL PART. This Supplemental Indenture No. 7 constitutes an integral part of the Indenture.

     SECTION 1.2. GENERAL DEFINITIONS. For all purposes of this Supplemental Indenture No. 7:

     (a) capitalized terms used herein without definition shall have the meanings specified in the Indenture;

     (b) all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 7; and

     (c) the terms "HEREIN", "HEREOF", "HEREUNDER" and other words of similar import refer to this Supplemental Indenture No. 7.

     SECTION 1.3. DEFINITIONS. The following definitions shall apply to this Supplemental Indenture No. 7:

     "ADJUSTED REDEMPTION TREASURY RATE" means, with respect to any redemption date, the annual rate equal to the semiannual equivalent yield to maturity or interpolated (on a 30/360 day count basis) yield to maturity of the Comparable Redemption Treasury Issue, assuming a price for the Comparable Redemption Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Redemption Treasury Price for such redemption date.

     "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to be closed.

     "COMPARABLE REDEMPTION TREASURY ISSUE" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that will be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

     "COMPARABLE REDEMPTION TREASURY PRICE" means, with respect to any redemption date, (i) the average of the Redemption Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Redemption Reference Treasury Dealer Quotations (unless there is more than one highest or lowest quotation, in which case only one such highest and/or lowest quotation shall be excluded), or (ii) if the Quotation Agent obtains fewer than four such Redemption Reference Treasury Dealer Quotations, the average of all such Redemption Reference Treasury Dealer Quotations.

     "NOTES" means the 6 1/8% Notes due 2009 of the Company to which this Supplemental Indenture No. 7 relates.

     "QUOTATION AGENT" means a Redemption Reference Treasury Dealer appointed as such agent by the Company.

     "REDEMPTION REFERENCE TREASURY DEALER" means each of J.P. Morgan Securities Inc. and four other primary U.S. Government securities dealers in The City of New York selected by the Company.

     "REDEMPTION REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Redemption Reference Treasury Dealer and any redemption date, the offer price for the Comparable Redemption Treasury Issue (expressed in each case as a percentage of its principal amount) for settlement on the redemption date quoted in writing to the Quotation Agent by such Redemption Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.


                                    ARTICLE 2

                               THE SERIES OF NOTES

     SECTION 2.1. TITLE OF THE SECURITIES. There shall be a series of Securities designated as the "6 1/8% Notes due 2009" (the "NOTES").

     SECTION 2.2. LIMITATION ON AGGREGATE PRINCIPAL AMOUNT; DATE OF NOTES. The aggregate principal amount of the Notes shall not initially exceed $400,000,000. Each Note shall be dated the date of its authentication.

     SECTION 2.3. PRINCIPAL PAYMENT DATE. Subject to the provisions of Section
2.06 hereof and Articles Four and Twelve of the Indenture, the principal of the Notes shall be become due and payable in a single installment on January 15, 2009.

     SECTION 2.4. INTEREST AND INTEREST RATES. Interest on the Notes shall be payable semiannually on January 15 and July 15 of each year beginning on July 15, 1999 (each, an "INTEREST PAYMENT DATE"); PROVIDED, HOWEVER, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day, and no additional interest shall be paid in respect of such intervening period.

     The interest payable on each Interest Payment Date shall be the amount of interest accrued from January 12, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, until the principal amount of the Notes has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     The interest rate borne by the Notes will be 6 1/8% per annum until the Notes are paid in full.

     The interest payable on any Note which is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such
Note is registered at the close of business on the January 1 or July 1 (in each case, whether or not a Business Day), respectively, immediately preceding such Interest Payment Date (each, a "Regular Record Date"). Interest payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name such Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name such Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Company to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest.

     SECTION 2.5. PLACE OF PAYMENT. The place of payment where the Notes may be presented or surrendered for payment, where the principal of and interest and any other payments due on the Notes are payable, where the Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Company in respect of the Notes and the Indenture may be served shall be in the Borough of Manhattan, The City of New York, and the office or agency maintained by the Company for such purpose shall initially be the Corporate Trust Office of the Trustee.

     At the option of the Company, interest on the Notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Company, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the Trustee by such Person by the applicable record date.

     SECTION 2.6. REDEMPTION. The Notes are redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 25 basis points plus, in each case, accrued interest thereon to the date of redemption.

     The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provisions or upon the happening of any specified event or at the option of any Holder of the Notes.

     SECTION 2.7. ADDITIONAL AMOUNTS; CERTAIN TAX PROVISIONS. For purposes of the Notes, Sections 12.1 and 12.2 of the Indenture are amended in their entirety to read as follows:

     "SECTION 12.1. REDEMPTION UPON CHANGES IN WITHHOLDING TAXES. The Notes may be redeemed, as a whole but not in part, at the election of the Company, upon not less than 30 nor more than 60 days notice (which notice shall be irrevocable), at a redemption price equal to 100% of the principal amount thereof, together with accrued interest, if any, to the redemption date and Additional Amounts (as defined in Section 12.2), if any, if as a result of any amendment to, or change in, the laws or regulations of Luxembourg or Bermuda or any political subdivision or taxing authority thereof or therein having power to tax (a "Taxing Authority"), or any change in the application or official interpretation of such laws or regulations which amendment or change is announced and becomes effective after the date the Notes are issued, the Company or Tyco has become or will become obligated to pay Additional Amounts, on the next date on which any amount would be payable with respect to the Notes, and such obligation cannot be avoided by the use of reasonable measures available to the Company or Tyco, as the case may be; PROVIDED, HOWEVER, that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company or Tyco, as the case may be, would be obligated to pay such Additional Amounts, and (b) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. Prior to the giving of any notice of redemption described in this paragraph, the Company shall deliver to the Trustee (i)(I) a certificate signed by two directors of the Company stating that the obligation to pay Additional Amounts cannot be avoided by the Company taking reasonable measures available to it or (II) a certificate signed by two executive officers of Tyco stating that the obligation to pay Additional Amounts cannot be avoided by Tyco taking reasonable measures available to it, as the case may be, and (ii) a written opinion of independent legal counsel to the Company or Tyco, as the case may be, of recognized standing to the effect that the Company or Tyco, as the case may be, has or will become obligated to pay Additional Amounts as a result of a change, amendment, official interpretation or application described above and that the Company or Tyco, as the case may be, cannot avoid the payment of such Additional Amounts by taking reasonable measures available to it.

     SECTION 12.2. PAYMENT OF ADDITIONAL AMOUNTS. All payments made by the Company, Tyco and any other Guarantor under or with respect to the Notes and the Guarantees will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, levies, imposts, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any Taxing Authority ("Taxes"), unless the Company, Tyco or such Guarantor, as the case may be, is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. In the event that the Company, Tyco or such Guarantor is required to so withhold or deduct any amount for or on account of any Taxes from any payment made under or with respect to the Notes or the Guarantees, as the case may be, the Company, Tyco or such Guarantor, as the case may be, will pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder of Notes (including Additional Amounts) after such withholding or deduction will equal the amount that such Holder would have received if such Taxes had not been required to be withheld or deducted; PROVIDED that no Additional Amounts will be payable with respect to a payment made to a Holder of Notes to the extent:

     (a) that any such Taxes would not have been so imposed but for the existence of any present or former connection between such Holder and the Taxing Authority imposing such Taxes (other than the mere receipt of such payment, acquisition, ownership or disposition of such Notes or the exercise or enforcement of rights under such Notes, the Guarantees or the Indenture);

     (b) of any estate, inheritance, gift, sales, transfer, or personal property Tax imposed with respect to such Notes, except as otherwise provided herein;

     (c) that any such Taxes would not have been so imposed but for the presentation of such Notes or Guarantees (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the beneficiary or Holder thereof would have been entitled to Additional Amounts had the Notes or Guarantees been presented for payment on any date during such 30-day period; or

     (d) that such Holder would not be liable or subject to such withholding or deduction of Taxes but for the failure to make a valid declaration of non-residence or other similar claim for exemption, if (x) the making of such declaration or claim is required or imposed by statute, treaty, regulation, ruling or administrative practice of the relevant Taxing Authority as a precondition to an exemption from, or reduction in, the relevant Taxes, and
(y) at least 60 days prior to the first payment date with respect to which the Company, Tyco or such Guarantor shall apply this clause (d), the Company, Tyco or such Guarantor shall have notified all Holders of Notes in writing that they shall be required to provide such declaration or claim.

     The Company, Tyco or such Guarantor, as the case may be, will also (i) make such withholding or deduction of Taxes and (ii) remit the full amount of Taxes so deducted or withheld to the relevant Taxing Authority in accordance with all applicable laws. The Company, Tyco or such Guarantor, as the case may be, will use its reasonable best efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Taxing Authority imposing such Taxes. The Company, Tyco or such Guarantor, as the case may be, will, upon request, make available to the Holders of the Notes, within 60 days after the date the payment of any Taxes so deducted or withheld is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company, Tyco or such Guarantor or if, notwithstanding the Company's, Tyco's or such Guarantor's efforts to obtain such receipts, the same are not obtainable, other evidence of such payments by the Company, Tyco or such Guarantor.

     At least 30 days prior to each date on which any payment under or with respect to the

Notes or Guarantees is due and payable, if the Company, Tyco or such Guarantor will be obligated to pay Additional Amounts with respect to such payment, the Company, Tyco or such Guarantor will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will set forth such other information as is necessary to enable such Trustee to pay such Additional Amounts to Holders of Notes on the payment date.

     In addition, the Company, Tyco or such Guarantor, as the case may be, will pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest, penalties and Additional Amounts with respect thereto, payable in Luxembourg, Bermuda or the United States or any political subdivision or taxing authority of or in the foregoing in respect of the creation, issue, offering, enforcement, redemption or retirement of the Notes or the Guarantees.

     The foregoing provisions shall survive any termination of the discharge of the Indenture and shall apply mutatis mutandis to any jurisdiction in which any successor Person to the Company, Tyco or such Guarantor, as the case may be, is organized or is engaged in business for tax purposes or any political subdivisions or taxing authority or agency thereof or therein; PROVIDED, HOWEVER, the date on which such Person becomes a successor to the Company, Tyco or such Guarantor, as the case may be, shall be substituted for the date on which the series of Notes was issued.

     Whenever in the Indenture, the Notes or the Guarantees there is mentioned, in any context, the payment of principal (and premium, if any), redemption price, interest or any other amount payable under or with respect to any Notes or Guarantees, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof."

     SECTION 2.8. DENOMINATION. The Notes shall be issued in denominations of $1,000 and integral multiples thereof.

     SECTION 2.9. CURRENCY. Principal and interest on the Notes shall be payable in United States dollars.

     SECTION 2.10. NOTES TO BE ISSUED IN GLOBAL FORM; EXCHANGE FOR CERTIFICATED NOTES. The Notes will be initially represented by one or more Notes in global from (the "GLOBAL NOTE"). The Company hereby designates The Depository Trust Company as the initial Depositary for the Global Note. The Global Note will be deposited with the Trustee, as custodian for the Depositary. Unless and until it is exchanged in whole or in part for Notes in certificated form, the Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary for the Notes or a nominee of such successor Depositary. The Depositary may surrender the Global
Note in exchange in whole or in part for Notes in certificated form on such terms as are acceptable to the Company and Depositary.

     The Company may at any time in its sole discretion determine that all or any portion of the Notes shall no longer be represented by a Note or Notes in global form. In such event the Company shall execute, and the Trustee, upon receipt of a written Company order (pursuant to Section 2.5 of the Indenture) for the authentication and delivery of certificated Notes of like tenor, shall authenticate and deliver Notes of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the applicable principal amount of the Global Note, in exchange for such Global Note (or the applicable portion thereof).

     SECTION 2.11. FORM OF NOTES. The Notes shall be substantially in the form attached as Exhibit A hereto.

     SECTION 2.12. DEFEASANCE AND COVENANT DEFEASANCE. The provisions of Article Nine of the Indenture shall apply to the Notes.


                                    ARTICLE 3

                            MISCELLANEOUS PROVISIONS

     SECTION 3.1. ADOPTION, RATIFICATION AND CONFIRMATION. The Indenture, as supplemented and amended by this Supplemental Indenture No. 7, is in all respects hereby adopted, ratified and confirmed.

     SECTION 3.2. COUNTERPARTS. This Supplemental Indenture No. 7 may be executed in any number of counterparts, each of which when so executed shall be deemed an original; and all such counterparts shall together constitute but one and the same instrument.

     SECTION 3.3. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE NO. 7 AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 7 to be duly executed and their respective corporate seals to be hereunto fixed and attested as of the day and year first written above.


                                              TYCO INTERNATIONAL GROUP S.A.

                                              By: /s/ Richard Brann
                                                  -------------------------
                                                  Name:  Richard Brann
                                                  Title: Managing Director

Attest:


By /s/ Erik D. Lazar
   -------------------------
   Name:  Erik D. Lazar
   Title: Managing Director


                                              TYCO INTERNATIONAL LTD.

                                              By: /s/ Mark A. Belnick
                                                  -------------------------
                                                  Name:  Mark A. Belnick
                                                  Title: Executive Vice
                                                         President and Chief
                                                         Corporate Counsel

Attest:

By /s/ Mark H. Swartz
   -------------------------
   Name:  Mark H. Swartz
   Title: Executive Vice President
          and Chief Financial
          Officer


                                              THE BANK OF NEW YORK, Trustee

                                              By: /s/ Ming J. Shiang
                                                  -------------------------
                                                 Name:  Ming J. Shiang
                                                 Title: Vice President

Attest:

By /s/ Paul Schmalzel
   ------------------------
   Name:  Paul Schmalzel
   Title: Vice President

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


         Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.


                          TYCO INTERNATIONAL GROUP S.A.

                              6 1/8% Note due 2009

No. 1

$200,000,000                                                CUSIP: 902118AJ7



         TYCO INTERNATIONAL GROUP S.A., a Luxembourg company (the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS on January 15, 2009, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay semiannually on January 15 and July 15 of each year (each, an "Interest Payment Date"; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing July 15, 1999, the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from January 12, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes of this Note, "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

         The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the January 1 or July 1 (in each case, whether or not a Business Day), as the case may be (each, a "Regular Record Date"), immediately preceding such Interest Payment Date. Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this
Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the Notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the Trustee by such Person by the applicable record date of the Notes.

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, TYCO INTERNATIONAL GROUP S.A. has caused this instrument to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto or imprinted hereon.


Dated: January 12, 1999


                                  TYCO INTERNATIONAL GROUP S.A.

 [SEAL]                           By:
                                     ---------------------------
                                     Title:


                                  By:
                                     ---------------------------
                                     Title:

Attest:
       ----------------------
       Name:
       Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                  THE BANK OF NEW YORK,
                                  as Trustee

                                  By:
                                     -------------------------
                                       Authorized Signatory

                                    GUARANTEE

         For value received, TYCO INTERNATIONAL LTD. hereby absolutely, unconditionally and irrevocably guarantees to the holder of this Note the payment of principal of, interest on and Additional Amounts in respect of the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Note, if lawful, and the payment or performance of all other obligations of the Issuer under the Indenture or the Notes, to the holder of such Note and the Trustee, all in accordance with and subject to the terms and limitations of such Note and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Note. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:   January 12, 1999


                                  TYCO INTERNATIONAL LTD.

                                  By:
                                     -----------------------
                                     Title:

Attest:
       ----------------------
       Name:
       Title:

                                 REVERSE OF NOTE

                          TYCO INTERNATIONAL GROUP S.A.

                              6 1/8% Note due 2009


           1. INDENTURE. (a) This Note is one of a duly authorized issue of notes of the Issuer (hereinafter called the "NOTES") of a series designated as the 6 1/8% Notes due 2009 of the Issuer, initially limited in aggregate principal amount to $400,000,000, all issued or to be issued under and pursuant to an indenture, dated as of June 9, 1998, as amended and supplemented by Supplemental Indenture No. 7, dated as of January 12, 1999 (as so amended and supplemented, the "Indenture"), among the Issuer, Tyco International Ltd. ("Tyco") and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, Tyco, the Trustee and the Holders of the Notes.

         (b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the "SECURITIES") may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as in the Indenture provided.

         (c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

         2. AMENDMENTS AND WAIVERS. (a) The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; PROVIDED, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 4.1 of the Indenture or the amount thereof provable in bankruptcy pursuant to Section 4.2 of the Indenture, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected.

         (b) It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series

(or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         3. OBLIGATION TO PAY PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, Tyco or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

         4. REDEMPTION. This Note may be redeemed, in whole or in part, at the option of the Issuer at any time at a redemption price equal to the greater of (i) 100% of the principal amount of this Note, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 25 basis points plus, in each case, accrued interest thereon to the date of redemption. This Note is also subject to redemption to the extent provided in Article Twelve of the Indenture.

         "ADJUSTED REDEMPTION TREASURY RATE" means, with respect to any redemption date, the annual rate equal to the semiannual equivalent yield to maturity or interpolated (on a 30/360 day count basis) yield to maturity of the Comparable Redemption Treasury Issue, assuming a price for the Comparable Redemption Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Redemption Treasury Price for such redemption date.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to be closed.

         "COMPARABLE REDEMPTION TREASURY ISSUE" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that will be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

         "COMPARABLE REDEMPTION TREASURY PRICE" means, with respect to any redemption date, (i) the average of the Redemption Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Redemption Reference Treasury Dealer Quotations (unless there is more than one highest or lowest quotation, in which case only one such highest and/or lowest quotation shall be excluded), or (ii) if the Quotation Agent obtains fewer than four such Redemption Reference Treasury Dealer Quotations, the average of all such Redemption Reference Treasury Dealer Quotations.

         "QUOTATION AGENT" means a Redemption Reference Treasury Dealer appointed as such agent by the Company.

         "REDEMPTION REFERENCE TREASURY DEALER" means each of J.P. Morgan Securities Inc. and four other primary U.S. Government securities dealers in The City of New York selected by the Company.

         "REDEMPTION REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Redemption Reference Treasury Dealer and any redemption date, the offer price for the Comparable Redemption Treasury Issue (expressed in each case as a percentage of its principal amount) for settlement on the redemption date quoted in writing to the Quotation Agent by such Redemption Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         5. CERTAIN COVENANTS. The Indenture restricts the Issuer's ability to merge, consolidate or sell substantially all of its assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of liens it may incur, as well as its ability to enter into sale and leaseback transactions, a covenant limiting the ability of its subsidiaries to incur indebtedness, and a covenant requiring it to pay or discharge all taxes, all as more fully described in the Indenture. All of such covenants are subject to the covenant defeasance procedures outlined in the Indenture.

         6. EFFECT OF EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

         7. DEFEASANCE. The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein.

         8. DENOMINATIONS; TRANSFER. (a) The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

         (b) Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Issuer may require payment of any tax or other governmental charge imposed in connection therewith.

         (c) A certificate in global form representing all of a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

         9. HOLDER AS OWNER. The Issuer, Tyco, the Trustee and any authorized agent of the Issuer, Tyco or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, Tyco or the Trustee or any authorized agent of the Issuer, Tyco or the Trustee shall be affected by any notice to the contrary.

         10. NO LIABILITY OF CERTAIN PERSONS. No recourse under or upon any obligation, covenant or agreement of the Issuer or Tyco in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, or any past, present or future shareholder, officer or director, as such, of the Issuer, Tyco or of any successor corporation of either of them, either directly or through the Issuer, Tyco or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

          11. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK GOVERN THE INDENTURE AND THIS NOTE.

         12. ADDITIONAL AMOUNTS. The Issuer is obligated to pay Additional Amounts on this Note to the extent provided in Article Twelve of the Indenture.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:


PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE

---------------------------------

---------------------------------

---------------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------


the within Note of Tyco International Group S.A. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Tyco International Group S.A., with full power of substitution in the premises.


Dated:

                     ---------------------------------------
                                    Signature


NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
         THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN
         INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR
         ENLARGEMENT OR ANY CHANGE WHATEVER.  THE SIGNATURE
         SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST
         COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK
         EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.


                          TYCO INTERNATIONAL GROUP S.A.

                              6 1/8% Note due 2009

No. 2

$200,000,000                                                  CUSIP: 902118AJ7


         TYCO INTERNATIONAL GROUP S.A., a Luxembourg company (the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS on January 15, 2009, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay semiannually on January 15 and July 15 of each year (each, an "Interest Payment Date"; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing July 15, 1999, the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from January 12, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes of this Note, "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

         The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the January 1 or July 1 (in each case, whether or not a Business Day), as the case may be (each, a "REGULAR RECORD DATE"), immediately preceding such Interest Payment Date. Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this
Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the Notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the Trustee by such Person by the applicable record date of the Notes.

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, TYCO INTERNATIONAL GROUP S.A. has caused this instrument to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto or imprinted hereon.


Dated: January 12, 1999


                                  TYCO INTERNATIONAL GROUP S.A.

 [SEAL]                           By:
                                     -----------------------------
                                     Title:


                                  By:
                                     -----------------------------
                                     Title:

Attest:
       ----------------------
       Name:
       Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                  THE BANK OF NEW YORK,
                                  as Trustee

                                  By:
                                     ---------------------------
                                         Authorized Signatory

                                    GUARANTEE

         For value received, TYCO INTERNATIONAL LTD. hereby absolutely, unconditionally and irrevocably guarantees to the holder of this Note the payment of principal of, interest on and Additional Amounts in respect of the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Note, if lawful, and the payment or performance of all other obligations of the Issuer under the Indenture or the Notes, to the holder of such Note and the Trustee, all in accordance with and subject to the terms and limitations of such Note and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Note. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.


Dated: January 12, 1999


                                  TYCO INTERNATIONAL LTD.

                                  By:
                                     --------------------------
                                     Title:

Attest:
       ----------------------
       Name:
       Title:

                                 REVERSE OF NOTE

                          TYCO INTERNATIONAL GROUP S.A.

                              6 1/8% Note due 2009


         1. INDENTURE. (a) This Note is one of a duly authorized issue of notes of the Issuer (hereinafter called the "NOTES") of a series designated as the 6 1/8% Notes due 2009 of the Issuer, initially limited in aggregate principal amount to $400,000,000, all issued or to be issued under and pursuant to an indenture, dated as of June 9, 1998, as amended and supplemented by Supplemental Indenture No. 7, dated as of January 12, 1999 (as so amended and supplemented, the "Indenture"), among the Issuer, Tyco International Ltd. ("Tyco") and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, Tyco, the Trustee and the Holders of the Notes.

         (b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the "SECURITIES") may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as in the Indenture provided.

         (c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

         2. AMENDMENTS AND WAIVERS. (a) The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 4.1 of the Indenture or the amount thereof provable in bankruptcy pursuant to Section 4.2 of the Indenture, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected.

         (b) It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series

(or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         3. OBLIGATION TO PAY PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, Tyco or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

         4. REDEMPTION. This Note may be redeemed, in whole or in part, at the option of the Issuer at any time at a redemption price equal to the greater of
(i) 100% of the principal amount of this Note, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 25 basis points plus, in each case, accrued interest thereon to the date of redemption. This Note is also subject to redemption to the extent provided in Article Twelve of the Indenture.

         "ADJUSTED REDEMPTION TREASURY RATE" means, with respect to any redemption date, the annual rate equal to the semiannual equivalent yield to maturity or interpolated (on a 30/360 day count basis) yield to maturity of the Comparable Redemption Treasury Issue, assuming a price for the Comparable Redemption Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Redemption Treasury Price for such redemption date.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to be closed.

         "COMPARABLE REDEMPTION TREASURY ISSUE" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that will be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

         "COMPARABLE REDEMPTION TREASURY PRICE" means, with respect to any redemption date, (i) the average of the Redemption Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Redemption Reference Treasury Dealer Quotations (unless there is more than one highest or lowest quotation, in which case only one such highest and/or lowest quotation shall be excluded), or (ii) if the Quotation Agent obtains fewer than four such Redemption Reference Treasury Dealer Quotations, the average of all such Redemption Reference Treasury Dealer Quotations.

         "QUOTATION AGENT" means a Redemption Reference Treasury Dealer appointed as such agent by the Company.

         "REDEMPTION REFERENCE TREASURY DEALER" means each of J.P. Morgan Securities Inc. and four other primary U.S. Government securities dealers in The City of New York selected by the Company.

         "REDEMPTION REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Redemption Reference Treasury Dealer and any redemption date, the offer price for the Comparable Redemption Treasury Issue (expressed in each case as a percentage of its principal amount) for settlement on the redemption date quoted in writing to the Quotation Agent by such Redemption Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         5. CERTAIN COVENANTS. The Indenture restricts the Issuer's ability to merge, consolidate or sell substantially all of its assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of liens it may incur, as well as its ability to enter into sale and leaseback transactions, a covenant limiting the ability of its subsidiaries to incur indebtedness, and a covenant requiring it to pay or discharge all taxes, all as more fully described in the Indenture. All of such covenants are subject to the covenant defeasance procedures outlined in the Indenture.

         6. EFFECT OF EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

         7. DEFEASANCE. The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein.

         8. DENOMINATIONS; TRANSFER. (a) The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

         (b) Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Issuer may require payment of any tax or other governmental charge imposed in connection therewith.

         (c) A certificate in global form representing all of a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

         9. HOLDER AS OWNER. The Issuer, Tyco, the Trustee and any authorized agent of the Issuer, Tyco or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, Tyco or the Trustee or any authorized agent of the Issuer, Tyco or the Trustee shall be affected by any notice to the contrary.

         10. NO LIABILITY OF CERTAIN PERSONS. No recourse under or upon any obligation, covenant or agreement of the Issuer or Tyco in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, or any past, present or future shareholder, officer or director, as such, of the Issuer, Tyco or of any successor corporation of either of them, either directly or through the Issuer, Tyco or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         11. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK GOVERN THE INDENTURE AND THIS NOTE.

         12. ADDITIONAL AMOUNTS. The Issuer is obligated to pay Additional Amounts on this Note to the extent provided in Article Twelve of the Indenture.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:


PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE

---------------------------------

---------------------------------

---------------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------


the within Note of Tyco International Group S.A. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Tyco International Group S.A., with full power of substitution in the premises.


Dated:

                     ---------------------------------------
                                    Signature


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE
         GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.